UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

SIM Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42164	35-2838851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 22nd Floor, New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 746-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SIMA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2026, SIM Acquisition Corp. I (the “Company”) entered into an administrative services agreement (the “Agreement”) with Dominari Holdings Inc. (“Dominari”), pursuant to which the Company will pay Dominari $20,000 per month for office space, utilities and secretarial and administrative support made available to the Company.

Also on March 18, 2026, the Company issued a promissory note in the aggregate principal amount of up to $1,500,000 to the Sponsor (the “Note”) to be used for the Company’s working capital needs. The Note bears an interest rate of 12% per annum, based on actual days / 360 and there is a 5.0% original issue discount (OID). The Note is due and payable upon the earlier to occur of the closing of an initial business combination, or the liquidation of the Company.

The foregoing descriptions of the Agreement and the Note are qualified in their entirety by reference to the full text of such documents, which are filed with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Administrative Services Agreement, dated March 18, 2026 by and between the Company and Dominari Holdings Inc.
99.2	Promissory Note Issued to SIM Sponsor 1 LLC, dated March 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIM ACQUISITION CORP. I

Date: March 24, 2026	By:	/s/ David Kutcher
		Name:	David Kutcher
		Title:	Chief Financial Officer

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